 SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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Alliance Fiber Optic Products, Inc.

 (Name of Registrant as Specified In Its Charter)

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ALLIANCE FIBER OPTIC PRODUCTS, INC.

275 GIBRALTAR DRIVE

SUNNYVALE, CALIFORNIA 94089

(408) 736-6900

April 19, 2010

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Alliance Fiber Optic Products, Inc. that will be held on Friday, May 14, 2010, at 2:00 p.m., Pacific Daylight Time, at the Company's principal executive offices, 275 Gibraltar Drive, Sunnyvale, California 94089.

The formal notice of the Annual Meeting and the Proxy Statement has been made a part of this invitation.

After reading the Proxy Statement, please mark, date, sign and return, at your earliest convenience, the enclosed proxy in the enclosed prepaid envelope, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, VOTE YOUR SHARES AS DIRECTED BY YOUR BROKER OR ATTEND THE ANNUAL MEETING IN PERSON. Your vote is important, so please vote promptly.

A copy of our 2009 Annual Report to Stockholders is also enclosed.

We look forward to seeing you at the meeting.

Sincerely yours,

Peter C. Chang
Chairman, President and
Chief Executive Officer

ALLIANCE FIBER OPTIC PRODUCTS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 14, 2010

To the Stockholders of Alliance Fiber Optic Products, Inc.:

 The Annual Meeting of Stockholders of Alliance Fiber Optic Products, Inc., a Delaware corporation (the "Company"), will be held at the Company's principal executive offices, 275 Gibraltar Drive, Sunnyvale, California 94089, on Friday, May 14, 2010, at 2:00 p.m., Pacific Daylight Time, for the following purposes:

1.	To elect two Class I directors to serve until the 2013 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of Stonefield Josephson, Inc. as the Company's independent registered public accountants;

3.	To approve the adoption of the 2000 Stock Incentive Plan, as amended and restated;

4.	To approve an amendment to the Amended and Restated Certificate of Incorporation to decrease the number of shares of Common Stock authorized for issuance from 250,000,000 shares to 80,000,000 shares;

5.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Stockholders of record as of the close of business on March 26, 2010 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Secretary's office, 275 Gibraltar Drive, Sunnyvale, California 94089, for ten days before the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 14, 2010.

The Proxy Statement and Annual Report are available at
http://www.afop.com/investors

It is important that your shares are represented at the Annual Meeting. Even if you plan to attend the meeting, we hope that you will promptly vote.

By Order of the Board of Directors

Peter C. Chang
Secretary

April 19, 2010

ALLIANCE FIBER OPTIC PRODUCTS, INC.
275 Gibraltar Drive
Sunnyvale, California 94089
(408) 736-6900

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Alliance Fiber Optic Products, Inc., a Delaware corporation (the "Company"), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at the Company's principal executive offices, 275 Gibraltar Drive, Sunnyvale, California, 94089, on Friday, May 14, 2010, at 2:00 p.m., Pacific Daylight Time, and any postponement or adjournment thereof (the "Annual Meeting").

Revocation of Proxies

The shares represented by the proxies received in response to this solicitation and not properly revoked will be voted at the Annual Meeting in accordance with the instructions therein. A stockholder who has given a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company a written revocation, by submitting a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. If your shares are held by a broker, bank or other stockholder of record, in nominee name or otherwise, exercising fiduciary powers (typically referred to as being held in "street name"), and you wish to vote at the Annual Meeting, you must obtain and bring to the Annual Meeting a proxy card issued in your name from the broker, bank or other nominee.  On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder, the shares will be voted accordingly. If no choice is specified, the shares will be voted "FOR" the election of the nominees for director listed in this Proxy Statement, and "FOR" the approval of the 2000 Stock Incentive Plan, as amended and restated, the decrease in the number of shares of Common Stock authorized for issuance and the ratification of the Company's independent registered public accountants.

Who Can Vote

Stockholders of record at the close of business on March 26, 2010 (the "Record Date"), are entitled to vote at the Annual Meeting. As of the Record Date, there were 42,518,162 shares of common stock, $0.001 par value (the "Common Stock"), outstanding. The presence in person or by proxy of the holders of a majority of the outstanding Common Stock constitutes a quorum for the transaction of business at the Annual Meeting. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date.

Required Vote

Directors are elected by a plurality vote. The nominees for director who receive the most votes cast in their favor will be elected to serve as a director. The other proposals submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposals. Abstentions with respect to any proposal are treated as shares present or represented and entitled to vote on that proposal and thus have the same effect as negative votes. If a broker which is the record holder of shares indicates on a proxy that it does not have discretionary authority to vote on a particular proposal as to such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to a particular proposal, these non-voted shares will be counted for quorum purposes, but are not deemed to be present or represented for purposes of determining whether stockholder approval of that proposal has been obtained.  Under the rules that govern brokers, brokers do not have discretionary authority to vote on the election of directors, or on action with respect to our Stock Incentive Plan or on our charter amendment.  Brokers do have discretionary authority to vote on the ratification of our auditors.

How to Vote

If you are a stockholder with shares registered in your name, you may vote by one of the following methods:

o
Vote via the Internet. Go to the web address www.Proxyvote.com.  and follow the instructions for Internet voting shown on the proxy card mailed to you. If you vote via the Internet, you should be aware that there may be incidental costs associated with electronic access, such as your usage charges from your Internet access providers and telephone companies, for which you will be responsible.

o
Vote by proxy card mailed to you. If you do not wish to vote by the Internet, please complete, sign, date and mail the proxy in the envelope provided. If you vote via the Internet, please do not mail your proxy.

If your shares are held in street name, you may receive a separate voting instruction form with this Proxy Statement, or you may need to contact your broker, bank or other stockholder of record to determine whether you will be able to vote electronically via the Internet or by telephone.

This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about April 19, 2010.

IMPORTANT

Please vote electronically or mark, sign and date the enclosed proxy and return it at your earliest convenience in the enclosed postage-prepaid return envelope so that, whether you intend to be present at the Annual Meeting or not, your shares can be voted.

PROPOSAL 1

ELECTION OF DIRECTORS

Directors and Nominees

Pursuant to Article VI of the Company's Amended and Restated Certificate of Incorporation, the Board of Directors is divided into three classes, with each class elected for a 3-year term.  The number of directors is currently set at five.  Class I and Class III consist of two directors each, and Class II consists of one director.  Two Class I directors will be elected at the Annual Meeting and will serve until the 2013 Annual Meeting. The Class II directors will continue to serve until the 2011 Annual Meeting and the Class III director will continue to serve until the 2012 Annual Meeting.

The Nominating and Corporate Governance Committee of the Board of Directors has recommended, and the Board of Directors has designated, Mr. Peter C. Chang and Mr. Richard Black as the nominees to fill the Class I director seats to serve until the 2013 Annual Meeting.  If either nominee is unable or declines to serve as a director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominees designated by the Board of Directors, taking into account any recommendations of the Nominating and Corporate Governance Committee, to fill the vacancies.

Biographical information concerning the nominees is set forth below.

CLASS I

Peter C. Chang, 52, has served as our Chairman of the Board, Chief Executive Officer and President since our formation in December 1995. From 1990 to 1995, Mr. Chang was Division Manager at Hon Hai Holding, a fiber optics company, and from 1988 to 1990 was a member of the technology staff at Lucent Bell Labs. Mr. Chang received a B.S. in Mechanical Engineering from National Taiwan University and an M.S. in Mechanical Engineering from Notre Dame University.  We believe Mr. Chang's qualifications to serve on our Board include his extensive industry expertise and his experience as our Chief Executive Officer and President.

Richard Black, 76, has served as a director since April 2003. Since March 2002, Mr. Black has served as the President, Chief Executive Officer, director and a co-owner of ECRM, Inc., a worldwide supplier of electronic laser imaging devices for the publishing and graphic arts industries. From August 1983 to March 2002, Mr. Black served as the Chairman and director of ECRM, Inc.  He served as President of Oak Technology Inc., a semiconductor company, from January 1998 to March 1999, as Vice Chairman from March 1999 to August 2003 and as a director from 1988 to 2003.  Mr. Black is the Chairman of the board of directors of GSI Group Inc., a manufacturer of laser systems and precision motion components, and several private companies. In addition, from 2002 to 2007, Mr. Black served on the board of directors of Altigen Communications, Inc., a manufacturer of VoIP telephone systems and unified communications systems.  Mr. Black holds a B.S. in Engineering from Texas A&M University and an M.B.A. from Harvard University.  We believe Mr. Black's qualifications to server on Board include his operational and management expertise, his experience as both a director and chairman of the board of other public companies, and his finance skills.

Biographical information concerning the remaining members of the Board of Directors is set forth below.

CLASS II

Ray Sun, 58, has served as a director since November 2003.  Mr. Sun served as Managing Director, Business Development and Venture Investment (Great China) of Applied Materials China, a semiconductor equipment company, from November 2001 to February 2009.  He has been retired since February 2009.  Mr. Sun served as a representative of the Silicon Valley office for a Taiwanese venture firm, Global Investment Management Co. LTD. from October 1999 to November 2001.  Mr. Sun has more than 20 years of executive management experience in the software, hardware and telecommunications industries. Mr. Sun received a B.S. in Industrial Engineering from Chung Yuan Christian University in Taiwan, and an M.S. in Industrial Engineering from Kansas State University.  We believe Mr. Sun's qualifications to serve on our Board include his business development and investment expertise and his experience in executive management for a broad array of technology-based businesses.

CLASS III

Gwong-Yih Lee, 55, has served as a director since August 2000.  Since August 2006, Mr. Lee has served as Chairman and Chief Executive Officer of CyberTAN Technology, Inc., a networking company.  In addition, since September 2005, Mr. Lee has served as the Founder and President and Chief Executive Officer of ApaceWave Technologies, Inc., a broadband wireless company.  From September 1999 to January 2004, Mr. Lee served as Senior Director and General Manager at Cisco Systems, Inc.  In March 1998, Mr. Lee established TransMedia Communications, a communication equipment company, and served as its President and Chief Executive Officer until September 1999.  Mr. Lee received a B.S. in Control Engineering from National Chiao-Tung University in Taiwan and an M.S. in Electrical Engineering from New York University.  We believe Mr. Lee's qualifications to serve on our Board include his experience running private technology companies and his managerial experience at Cisco.

James C. Yeh, 53, has served as a director since our formation in December 1995.  Since April 2005, Mr. Yeh has served as Managing Director of Blazee International, an imaging processing applications company.  In addition, since January 1991, Mr. Yeh has served as President of Matics Computer Systems, Inc., a personal computer systems and peripherals company.   Mr. Yeh holds a B.S. in Mathematics from Tamkang University and an M.S. in Systems Science and Mathematics from Washington University in Saint Louis, Missouri.  We believe Mr. Yeh's qualifications to serve on our Board include his operational and management experience with technology companies.

The Board of Directors recommends a vote "FOR" the election of Mr. Peter C. Chang and Mr. Richard Black as the Class I Directors of the Company.

Board Structure, Independence, Meetings and Committees

Our Board has believes that having a combined Chairman of the Board and Chief Executive Officer is the most effective leadership structure for our company at this time. The Board believes that Mr. Chang is the director best situated to identify strategic opportunities and focus the activities of the Board due to his full-time commitment to the business and his company-specific experience. The Board also believes that the combined role of Chairman and Chief Executive Officer promotes effective execution of strategic imperatives and facilitates information flow between management and the Board.

The Board of Directors held four meetings during 2009.  Mr. Black, Mr. Lee, and Mr. Yeh attended 100% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors serve.  Mr. Sun attended 100% of the aggregate number of meetings of the Board of Directors and 75% of the audit committee meetings.  The independent directors meet in regularly scheduled executive sessions at in-person meetings of the Board without the participation of the Chief Executive Officer or the other members of management.  In 2009, one director attended the annual meeting. We do not have a policy requiring directors to attend our annual meetings.

The Board of Directors has determined that, except for Mr. Chang, all of the members of the Board are "independent directors" within the meaning of Rule 4200 of The NASDAQ Stock Market. Mr. Chang is not considered independent because he is employed by the Company as its President and Chief Executive Officer.  All of the nominees are members of the Board standing for reelection.  For all of the non-employee directors, the Board considered their relationship and transactions with the Company as directors and as securityholders of the Company.

The Board of Directors has appointed an Executive Compensation Committee, an Audit Committee and a Nominating and Corporate Governance Committee.  The Board has approved a charter for each of these committees. Copies of the charters of the Audit Committee, Nominating and Corporate Governance Committee and Executive Compensation Committee are available through our website at www.afop.com. The Board has also appointed a Non-Executive Compensation Committee.

The Board is actively involved in the oversight of risks that could affect our business and operations, while management is responsible for day-to-day risk management. The Board administers this oversight function directly through the Board as a whole, as well as through Audit and Nominating and Corporate Governance committees of the Board, as disclosed in the descriptions of each below and in their respective committee charters.

Executive Compensation Committee
Number of Members:	Three
Members:	Mr. Sun (Chairman) Mr. Black Mr. Lee

Number of Meetings:	One

Functions:
The Executive Compensation Committee's primary functions are to assist the Board in meeting its responsibilities with regard to oversight and determination of executive compensation and to review and make recommendations to the Board with respect to major compensation plans, policies and programs of the Company. Other specific duties and responsibilities of the Executive Compensation Committee are to review, and make recommendations for approval by the independent members of the Board regarding, the compensation for the Chief Executive Officer and other executive officers of the Company, establish and modify the terms and conditions of employment of the Chief Executive Officer and other executive officers of the Company and administer the Company's stock plans and other compensation plans.

Audit Committee
Number of Members:	Three
Members:	Mr. Black (Chairman) Mr. Sun Mr. Yeh
Number of Meetings:	Four

Functions:
The Audit Committee's primary functions are to assist the Board of Directors in fulfilling its oversight responsibilities relating to the Company's financial statements, system of internal controls, and auditing, accounting and financial reporting processes.  Other specific duties and responsibilities of the Audit Committee are to appoint, compensate, evaluate and, when appropriate, replace the Company's independent auditors; review and pre-approve audit and permissible non-audit services; review the scope of the annual audit; monitor the independent auditors' relationship with the Company; and meet with the independent auditors and management to discuss and review the Company's financial statements, internal controls, and auditing, accounting and financial reporting processes.  Mr. Black is the Audit Committee Financial Expert.

Nominating and Corporate Governance Committee
Number of Members:	Three
Members:	Mr. Black (Chairman) Mr. Sun Mr. Yeh
Number of Meetings:	One
Functions:
The Nominating and Corporate Governance Committee's primary functions are to identify qualified individuals to become members of the Board of Directors and determine the composition of the Board and its committees.  Other specific duties and responsibilities are to recommend nominees to fill vacancies on the Board, investigate suggestions for candidates for membership on the Board, and monitor compliance with Board and Board committee membership criteria.

Non-Executive Compensation Committee

Mr. Chang currently serves as the sole member of the Non-Executive Compensation Committee.  The Non-Executive Compensation Committee is a secondary committee responsible for granting and issuing awards of options and shares under the 2000 Stock Incentive Plan to eligible employees, other than to members of the Board of Directors, to individuals designated by the Board of Directors as "Section 16 officers," and to employees who hold the title of Vice President or above.

Director Nominations

The Board of Directors nominates a class of directors for election at each annual meeting of stockholders and elects new directors to fill vacancies when they arise.  The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board of Directors for nomination or election.

The Board of Directors has an objective that its membership is composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills.  The Nominating and Corporate Governance Committee will select candidates for director based on their character, judgment, and diversity of experience, business acumen, and ability to act on behalf of all stockholders.  The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management or accounting and finance, or industry and technology knowledge, that may be useful to the Company and the Board, high personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director.  While diversity is among the qualifications that may be considered, the Committee does not have a formal diversity policy.  The Nominating and Corporate Governance Committee believes it is appropriate for at least one, and, preferably, multiple, members of the Board to meet the criteria for an "audit committee financial expert" as defined by SEC rules, and for a majority of the members of the Board to meet the definition of "independent director" under the rules of The NASDAQ Stock Market.  The Nominating and Corporate Governance Committee also believes it is appropriate for certain key members of the Company's management to participate as members of the Board.

Prior to each annual meeting of stockholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service.  These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate's prior service as a director, and the needs of the Board with respect to the particular talents and experience of its directors.  In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the director, or a vacancy is created on the Board as a result of a resignation, an increase in the size of the board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any executive search firm engaged by the Committee and by stockholders.  A stockholder who wishes to suggest a prospective nominee for the Board should notify the Secretary of the Company or any member of the Committee in writing with any supporting material the stockholder considers appropriate.

In addition, the Company's Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Company's Annual Meeting of Stockholders.  In order to nominate a candidate for director, a stockholder must give timely notice in writing to the Secretary of the Company and otherwise comply with the provisions of the Company's Bylaws.  To be timely, the Company's Bylaws provide that the Company must have received the stockholder's notice no less than 60 days nor more than 90 days prior to the scheduled date of the meeting.  However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 75 days prior to the meeting date, the Company must receive the stockholder's notice by the earlier of (i) the close of business on the 15th day after the earlier of the day the Company mailed notice of the annual meeting date or provided public disclosure of the meeting date and (ii) two days prior to the scheduled date of the annual meeting.  Information required by the Bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section.

Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, the Company's Bylaws and must be addressed to:  Secretary, Alliance Fiber Optic Products, Inc., 275 Gibraltar Drive, Sunnyvale, California 94089.  You can obtain a copy of the Company's Bylaws by writing to the Secretary at this address.

Stockholder Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communication in writing to: Secretary, Alliance Fiber Optic Products, Inc., 275 Gibraltar Drive, Sunnyvale, California 94089.  You must include your name and address in the written communication and indicate whether you are a stockholder of the Company.  The Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

2009 Director Compensation

The following table set forth cash amounts and the value of other compensation for the Company's non-employee directors during 2009:

Name	Fees earned or Paid in Cash ($)	Grant Date Fair Value of Option Awards ($)(1)(2)	Total ($)
Richard Black	14,000	4,500	18,500
Gwong-Yih Lee	6,000	3,000	9,000
Ray Sun	9,000	3,000	12,000
James Yeh	10,000	3,000	13,000

(1)
 Represents the aggregate fair value of options to purchase our Common Stock computed as of the grant date of each option in accordance with the Financial Accounting Standards Board Accounting Codification Topic 718, or ASC 718, rather than amounts paid to or realized by the named individual.  See Note 2 of Notes to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended December 31, 2009 for the assumptions made in determining ASC 718 values.  There can be no assurance that options will be exercised (in which case no value will be realized by the individual) or that the value on exercise will approximate the fair value as computed in accordance with ASC 718.

(2)	The following table sets forth the aggregate number of shares of Common Stock underlying option awards outstanding at December 31, 2009:

Name	Number of Shares
Richard Black	60,000
Gwong-Yih Lee	130,000
Ray Sun	90,000
James Yeh	130,000

The Company's non-employee directors receive $3,000 cash compensation for each Board meeting attended (or $1,500 cash compensation for attending telephonically), $2,000 cash compensation for each Audit Committee meeting attended (or $1,000 cash compensation for attending telephonically),  $3,000 cash compensation for the Chairman of Audit Committee for each Audit Committee meeting attended (or $2,000 cash compensation for attending telephonically),  and are reimbursed for reasonable expenses in connection with attendance at meetings of the Board of Directors and committee meetings.  Directors who are our employees do not receive any fees for their service on our Board.

Directors who are not employees receive an initial grant of an option to purchase 30,000 shares of Common Stock at the fair market value of the Common Stock on the date of grant, which vests ratably over 36 months.  This initial grant is made on the first business day following election to the Board.  On the first business day following the third anniversary of the date of grant of the initial option, each non-employee director is entitled to receive an option to purchase 30,000 shares of Common Stock at the fair market value of the Common Stock on the date of grant, which option vests ratably over 36 months. The options granted to our outside directors have a per share exercise price equal to 100% of the fair market value of the underlying shares on the date of grant, have a term of 10 years and automatically become fully vested in the event of a change in control.  In 2009, we granted options to purchase 30,000 shares to each of our four outside directors.

Certain Relationships and Related Transactions

It is our policy that all employees, officers and directors must avoid any activity that is or has the appearance of conflicting with the interests of the Company. This policy is included in our Code of Conduct and Business Ethics. We conduct a review of all related party transactions for potential conflict of interest situations on an ongoing basis and all such transactions relating to executive officers and directors must be approved by the independent and disinterested members of our board of directors or an independent and disinterested committee of the board.

According to share ownership numbers contained in a Schedule 13G filed in 2002 and not subsequently amended, of March 26, 2010, Foxconn Holding Limited ("Foxconn") was a holder of 18.9% of our Common Stock.  In the normal course of business, we sell products to and purchase raw materials from Hon Hai Precision Industry Co., Ltd. ("HonHai"), who is the parent company of Foxconn.  These transactions were made at prices and terms consistent with transactions with unrelated third parties.  For fiscal 2009, sales of products to Hon Hai were $0.01 million, purchases of raw materials from Hon Hai were $2.0 million and amount due from Hon Hai was not material.  As of December 31, 2009, amounts due to Hon Hai were $0.7 million.  For fiscal 2008, sales of products to Hon Hai were $1.1 million, purchases of raw materials from Hon Hai were $3.9 million and amounts due from Hon Hai were $0.01 million.  As of December 31, 2008, amounts due to Hon Hai were $0.3 million.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 26, 2010, as to shares of the Common Stock beneficially owned by: (1) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (2) each of our directors, (3) each of our executive officers named in the Summary Compensation Table, and (4) all of our directors and executive officers as a group. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be.  Unless otherwise noted below, the address of each beneficial owner is c/o Alliance Fiber Optic Products, Inc., 275 Gibraltar Drive, Sunnyvale, California 94089. The percentage of common stock beneficially owned is based on 42,518,162 shares of common stock outstanding as of March 26, 2010.  In addition, shares issuable pursuant to options which may be exercised within 60 days of March 26, 2010 are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individuals.  Thus, the number of shares considered to be outstanding for the purposes of this table may vary depending on the individual's particular circumstances.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Directors and Named Executive Officer:
Peter C. Chang (2)	6,606,600	15%
Richard Black (3)	70,000	*
Gwong-Yih Lee (4)	125,833	*
Ray Sun (5)	65,833	*
James C. Yeh (6)	905,833	2.1
David A. Hubbard (7)	821,163	1.9
Wei-Shin Tsay (8)	873,482	2.0
5% Stockholders:
Foxconn Holding Limited (9)	8,000,000	18.9
Lloyd I. Miller, III (10)	2,677,872	6.3
All Directors and Executive Officers as a group (8 persons) (11)	9,792,826	21.3

*   Represents less than 1%.

(1)
To the Company's knowledge, except as otherwise disclosed, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the notes to this table.

(2)
Includes 40,000 shares held in the name of Mr. Chang's minor children and 1,996,600 shares held in the name of the Chang Family LLC, of which Mr. Chang and his wife, Mary C. Chen, are the Managing Members.  Also includes options to purchase 1,550,000 shares exercisable within 60 days of March 26, 2010.

(3)	Includes options to purchase 40,000 shares exercisable within 60 days of March 26, 2010.

(4)
Includes 20,000 shares held in the name of the Lee Trust.  Mr. Lee and his wife, Angela Lee, as trustees, have dispositive and voting power for the shares held by the Lee Trust. Also includes options to purchase 105,833 shares exercisable within 60 days of March 26, 2010.

(5)	Represents options exercisable within 60 days of March 26, 2010.

(6)
Includes 800,000 shares held in the name of Matics Computer Systems, Inc., over which Mr. Yeh has voting power.  Also includes options to purchase 105,833 shares exercisable within 60 days of March 26, 2010.

(7)	Includes options to purchase 510,000 shares exercisable within 60 days of March 26, 2010.

(8)	Includes options to purchase 800,000 shares exercisable within 60 days of March 26, 2010.

(9)
According to a Schedule 13G filed jointly on January 4, 2002 for the year ended December 31, 2000 by Hon Hai and Foxconn, each entity has shared voting and dispositive power over the 8,000,000 shares.  As of the Record Date, no amendment to the Schedule 13G has been filed, and the information concerning the number of shares held and the ownership of the shares is as disclosed in the Schedule 13G.  Foxconn is a subsidiary of Hon Hai.  Hon Hai disclaims beneficial ownership of these shares.  The principal business address for Hon Hai and Foxconn is 2 Tsu Yu Street, Tu Cheng City, Taipei Hsien, Taiwan, R.O.C.  The board of directors of Foxconn has dispositive power for the shares and has delegated voting power to Ms. Chiu-Lian Huang.

(10)
According to an amended Schedule 13G filed on February 8, 2010, Lloyd I. Miller, III has sole voting and dispositive power with respect to 1,233,810 shares as the manager of a limited liability company that is the general partner of a certain limited partnership, the trustee to a certain grantor retained annuity trust, and an individual.  In addition, Mr. Miller has shared voting and dispositive power with respect to 1,434,062 shares of common stock as an investment advisor to the trustee of a certain family trust, and as an authorized person with respect to a custody account held by Mr. Miller's sister.  The principal address for Mr. Miller is 4550 Gordon Drive, Naples, Florida 34102.

(11)	Includes 3,458,249 shares subject to options exercisable within 60 days of March 26, 2010.

EXECUTIVE COMPENSATION

2009 Summary Compensation Table

The following table sets forth compensation information for the cash amounts and the value of other compensation paid to our Chief Executive Officer and our two other most highly compensated executive officers for the year ended December 31, 2009.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Grant Date Fair value of Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Peter C. Chang	2009	218,077	39,000	-	1,717	258,794
Chief Executive Officer and President	2008	210,000	48,000	15,000	1,717	274,717

David A. Hubbard	2009	162,000	19,500	-	8,944	190,444
Vice President, Sale and Marketing	2008	160,000	30,000	6,000	8,667	204,667

Wei-Shin Tsay	2009	166,154	12,000	-	2,340	180,494
Senior Vice President, Product Development	2008	160,000	14,000	6,000	2,340	182,340

(1)	Consisted of amounts earned during the 2009 and 2008 fiscal years and paid in the respective subsequent fiscal year.

(2)
Options were granted in January 2008 as 2007 compensation.  Amount represents grant date fair value computed in accordance with ASC 718.  See Note 2 of Notes to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended December 31, 2009 for the assumptions made in determining ASC 718 values.  There can be no assurance that options will be exercised (in which case no value will be realized by the individual) or that the value on exercise will approximate the fair value as computed in accordance with ASC 718.

(3)	Consisted of Company contributions to the 401(k) of each individual, monthly automobile allowance for Mr. Hubbard, and the value of insurance premiums paid by the Company.

We do not enter into employment or severance contracts with our executive officers as we do not believe these types of arrangements facilitate our compensation goals and objectives.  All options granted to executive officers in 2006 and all previously unvested options whose vesting was accelerated in 2005 are subject to restrictions on transfer that lapse over time. Executive officers may participate in our employee stock purchase plan and purchase shares of our Common Stock at a discount to market prices.  In addition, we match 50% of the first $2,000 of an employee's contribution to our 401(k) plan.  Company contributions vest 25% per year from the date of employment.

Section 162(m) of the Internal Revenue Code provides that public companies cannot deduct non-performance based compensation paid to certain named executive officers in excess of $1 million per year.  These officers include any employee who, as of the close of the taxable year, is the principal executive officer, and any employee whose total compensation for the taxable year is required to be reported to stockholders under the Securities Exchange Act of 1934 by reason of such employee being among the two highest compensated officers for that taxable year, other than the principal executive officer.  None of the non-exempt compensation we paid to any of our executive officers for fiscal 2009 exceeded the $1 million limit.

Bonus

In January 2001, the Executive Compensation Committee adopted an executive bonus plan.  The Executive Compensation Committee reviews bonuses recommended by the Chief Executive Officer for executive officers other than the Chief Executive Officer.  The Executive Compensation Committee's philosophy is that a certain portion of executive officer compensation should be contingent upon the Company's performance and an individual's contribution to our success in meeting critical objectives.  The Executive Compensation Committee sets the bonus potential of each executive officer on a case-by-case basis.  Final decisions on bonuses for executives other than the Chief Executive Officer are made with the Chief Executive Officer's involvement.  The Executive Compensation Committee determined bonuses would be accrued in fiscal year 2009 and 2008 and paid in fiscal year 2010 and 2009, respectively.

Stock Incentive Plan

We provide incentive compensation to our executive officers and employees through the grant of stock options.  The 2000 Stock Incentive Plan was adopted by the Board on September 7, 2000.  The Executive Compensation Committee is responsible for administering our 2000 Stock Incentive Plan for executive officers, under which it grants options to purchase our Common Stock with an exercise price equal to the closing price of our common stock on the date of grant.  The Executive Compensation Committee believes that stock ownership by our executive officers aligns their interests with those of our stockholders and provides its executive officers with substantial motivation to manage the Company well.  Accordingly, a considerable portion of our executive officers' compensation consists of stock options.  When determining the size of an option grant to an executive officer, the Executive Compensation Committee, after consulting with the Chief Executive Officer, considers the executive officer's and the Company's performance, the executive officer's level and responsibilities within the Company, the executive officer's base salary and the size of option grants to executive officers in similar positions throughout the industry.  Each executive officer is initially provided with an option grant when they join our Company based upon their position with us.  These initial grants generally vest over four years and no shares vest before the one year anniversary of the option grant.

The option grant to the Chief Executive Officer is determined using the same criteria as for the other executive officers.  In fiscal year 2009, no stock options were granted to Mr. Chang.  In January 2008, the Executive Compensation Committee granted Mr. Chang an option as 2007 compensation, exercisable at the fair market value on the date of grant, to purchase 50,000 shares of the Company's Common Stock.  The option was vested in full at the time of grant, but the shares underlying the option are subject to resale restrictions.

In January 2008, grants were made to the executive officers by the Executive Compensation Committee as described in the Summary Compensation Table.  These options were fully vested on the grant date.

Outstanding Equity Awards at Fiscal Year-End 2009

Name	Number of Securities Underlying Unexecised Options Exercisable (#)	Number of Securities Underlying Unexecised Options Unexercisable (#)	Option Exercise Price ($) (1)	Option Expiration Date

Peter C. Chang	300,000	-	0.86	12/24/11
	320,000	-	1.56	12/29/13
	300,000	-	0.96	12/02/14
	300,000	-	0.90	11/07/15
	280,000	-	2.02	11/27/16
	50,000	-	1.83	01/28/18

David A. Hubbard	90,000	-	0.86	12/24/11
	100,000	-	1.56	12/29/13
	100,000	-	0.96	12/02/14
	100,000	-	0.90	11/07/15
	100,000	-	2.02	11/27/16
	20,000	-	1.83	01/28/18

Wei-shin Tsay	100,000	-	0.86	10/24/11
	100,000	-	1.56	12/29/13
	300,000	-	0.91	12/02/14
	160,000	-	0.90	11/07/15
	120,000	-	2.02	11/27/16
	20,000	-	1.83	01/28/18

(1)	The option exercise price is equal to the fair market value on the date of grant.

All of the options in the above table are fully vested and have a term of ten years, subject to earlier termination in certain events related to termination of employment.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee operates under a written charter adopted by the Board of Directors on September 7, 2000, adopted by the Audit Committee on January 30, 2001 and amended by the Board of Directors on October 24, 2005.  All members of the Audit Committee meet the independence standards established by The NASDAQ Stock Market.

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors and is responsible for providing independent, objective oversight of the Company's accounting functions and internal control over financial reporting.  The Audit Committee reviewed and discussed the audited financial statements contained in the 2009 Annual Report on Form 10-K with the Company's management and its independent registered public accountants.  Management is responsible for the financial statements and the reporting process, including the system of internal control over financial reporting.  The independent registered public accountants are responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally acceptable in the United States.

The Audit Committee met privately with the independent registered public accountants, and has discussed issues deemed significant by them, including those required by AICPA, Professional Standards, Vol. 1.  AU Section 380, as adopted by the Public Accounting Oversight Board in Rule 3200T.  In addition, the Audit Committee has received the written disclosure and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm such firm's independence.

In reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission.  The Audit Committee has appointed Stonefield Josephson, Inc. to serve as our Company's independent registered public accounting firm for the 2010 fiscal year.

Audit Committee

Richard Black, Chairman
Ray Sun
James C. Yeh

 PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed the firm of Stonefield Josephson, Inc. as the Company's independent registered public accountants for the fiscal year ending December 31, 2010.  Stonefield Josephson has audited the Company's financial statements since April 2005.  Representatives of Stonefield Josephson are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.  Although stockholder ratification of the Company's independent registered public accountants is not required by the Company's Bylaws or otherwise, the Company is submitting the selection of Stonefield Josephson to its stockholders for ratification to permit stockholders to participate in this important corporate decision.

Principal Accountant Fees and Services

The following table presents fees for professional audit services rendered by Stonefield Josephson for the audit of our financial statements for 2009 and 2008.  No fees were billed by Stonefield Josephson for other services rendered.

Year Ended December 31,
	2009	2008
Audit Fees	$ 318,032	$ 268,964
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$ 318.032	$ 268,964

Pre-Approval Policies and Procedures

    It is the Company's policy that all audit and non-audit services to be performed by the Company's registered public accountants be approved in advance by the Audit Committee.  The Audit Committee pre-approved all audit fees incurred in the year ended December 31, 2009.

Required Vote

    Ratification will require the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. In the event ratification is not obtained, the Audit Committee will review its future selection of the Company's independent registered public accountants but will not be required to select different independent registered public accountants for the Company.

The Board of Directors recommends a vote "FOR" ratification of Stonefield Josephson, Inc.  as the Company's independent registered public accountants.

Proposal 3

Approval of the Alliance Fiber Optic Products, Inc. 2000 Stock Incentive Plan, as Amended and Restated

    In March 2010, the Board of Directors amended and restated our 2000 Stock Incentive Plan, subject to the approval of our stockholders at the Annual Meeting. The following summary of the principal features of the Plan is qualified by reference to the terms of the Plan, a copy of which is available without charge upon stockholder request to Secretary, Alliance Fiber Optic Products, Inc., 275 Gibraltar Drive, Sunnyvale, California 94089. The Plan has also been filed electronically with the Securities and Exchange Commission together with this Proxy Statement, and can be accessed on the SEC's web site at http://www.sec.gov.

Description of Amendments

Among other changes, the amended and restated Plan approved by the Board of Directors and submitted for stockholder approval:

o	extends the term under which awards may be granted under the Plan until March 17, 2020,
o
continues the existing formula for determining the number of shares that may be added to the Plan each year during the extended term, but eliminates the original ten (10) million share ceiling on the aggregate number of shares that may be issued under the Plan,

o
includes qualifying performance criteria and annual limits on awards so that we may grant awards  that qualify as "performance-based compensation" under the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), as described below.

We are also asking our stockholders to approve the material terms of the Plan to preserve corporate income tax deductions that may otherwise be disallowed pursuant to Section 162(m) of the Code. Section 162(m) limits a corporation's income tax deduction for compensation paid to certain executive officers who are "covered employees" within the meaning of Section 162(m) to $1,000,000 per person per year unless the compensation qualifies as "performance-based compensation." For a grant under the Plan to qualify as "performance-based compensation," among other requirements, the Plan must be approved by our public stockholders.  The availability of the exemption for awards of performance-based compensation therefore depends upon obtaining approval of the Plan by our public stockholders.

If stockholder approval of the amended and restated Plan is not obtained, no additional grants of stock options and no awards of stock appreciation rights, restricted shares or stock units will be made to our executive officers under the Plan following the Annual Meeting.

The Plan

The Plan was adopted prior to, but became effective upon, our initial public offering in September 2000. The purpose of the Plan is to assist management in the recruitment, retention and motivation of employees, outside directors and consultants who are in a position to make material contributions to our long-term success and the creation of stockholder value. The Plan offers a significant incentive to encourage our employees, outside directors and consultants by enabling those individuals to acquire shares of our Common Stock, thereby increasing their proprietary interest in the growth and success of our Company.

The Plan provides for the award or sale of shares of Common Stock (including restricted stock), the award of stock units and stock appreciation rights, and the grant of both incentive stock options to purchase Common Stock intended to qualify for preferential tax treatment under Section 422 of the Code and nonstatutory stock options to purchase Common Stock that do not qualify for such treatment under the Code.  All employees (including officers) and directors of the Company or any subsidiary and any consultant who performs services for the Company or a subsidiary are eligible for the grant of restricted shares, stock units, nonstatutory options and stock appreciation rights. Only employees are eligible to receive grants of incentive stock options.

As of December 31, 2009, 870 officers and employees and 4 non-employee directors were eligible to be considered to purchase shares of Common Stock and to receive awards under the Plan. As of December 31, 2009, 1,109,092 shares had been issued upon exercise of options granted under the Plan, options to purchase 4,863,333 shares were outstanding, and 4,053,241 shares remained available for future grant.

Administration

    The Plan is administered by the Executive and Non-Executive Compensation Committees of our Board of Directors.  Subject to the limitations set forth in the Plan, these Committees have the authority to determine, among other things, to whom awards will be granted, the number of shares subject to awards, the term during which an option or stock appreciation right may be exercised and the rate at which the awards may vest, including any performance criteria to which vesting may be subject. Generally the Executive Compensation Committee administers the Plan as it related to directors, executive officers and employees who hold the title of Vice President and above, and the Non-Executive Compensation Committee administers the Plan with respect to our other employees.  The Executive Compensation Committee also has the authority to determine the consideration and methodology of payment for awards.

Maximum Shares and Award Limits

    Under the Plan, the maximum number of shares of Common Stock authorized for issuance is 1,500,000 plus an annual increase on January 1 of each year commencing in 2001, in an amount equal to the lesser of  (i) 1,700,000 shares, (ii) 5% of the fully diluted outstanding shares of Common Stock of the Company on such date or (iii) a lesser amount determined by the Board. All awards granted since our initial public offering have been granted under the Plan.

    If restricted shares are forfeited, then such shares will become available for awards under the Plan. If stock units, options, or stock appreciation rights are forfeited or terminate for any other reason before being settled, exercised, or an award is settled in cash without the delivery of shares to the holder, then the corresponding shares will again become available for awards under the Plan.  Shares tendered or withheld to satisfy the tax withholding obligation pursuant to an award will again become available for awards under the Plan.

No award recipient may be granted incentive stock options that are exercisable for the first time in any calendar year for Common Stock having a total fair market value (determined at the time of the option grant) in excess of $100,000. In addition, no one award recipient may receive options, stock appreciation rights, restricted shares or stock units under the Plan in any calendar year that relate to more than 1,000,000 shares (or 2,000,000 in the first year of employment) and the maximum aggregate amount of cash that may be paid to an award recipient with respect to an award during any calendar year will be $1,000,000.

The exercise price of each option will be set by the Executive Compensation Committee, subject to the following limits. The exercise price of an option cannot be less than 100% of the Common Stock's fair market value on the date the option is granted, and in the event an award recipient is deemed to be a 10% owner of our Company or one of our subsidiaries, the exercise price of an incentive stock option cannot be less than 110% of the Common Stock's fair market value on the date the option is granted. On March 26, 2010, the closing price for our Common Stock on The NASDAQ Global Market was $1.50. The maximum period in which an option may be exercised will be fixed by the Executive Compensation Committee but cannot exceed ten years, and in the event an award recipient is deemed to be a 10% owner of our Company or one of our subsidiaries, the maximum period for an incentive stock option granted to such award recipient cannot exceed five years.

These limitations, and the terms of outstanding awards, will be adjusted as appropriate and equitable in the event of a stock dividend, stock split, reclassification of stock or similar events.

Stock Options

The terms of any awards of stock options under the Plan will be set forth in a stock option agreement to be entered into between the Company and the recipient. The Executive Compensation Committee will determine the terms and conditions of such option grants, which need not be identical. Stock options may provide for the accelerated exercisability in the event of the award recipient's death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the award recipient's service. The Executive Compensation Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price, or in return for the grant of the same or a different number of shares. The option price may be paid in cash or, to the extent that the stock option agreement so provides, by surrendering shares of Common Stock, in consideration of services rendered to the Company, by delivery of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price, by delivery of an irrevocable direction to a securities broker or lender to pledge shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate exercise price, by delivering a full-recourse promissory note, or in any other form that is consistent with applicable laws, regulations and rules. Options generally will be nontransferable except in the event of the award recipient's death, but the Executive Compensation Committee may allow the transfer of non-qualified stock options through a gift or domestic relations order to the award recipient's family members.

Stock options granted under the Plan generally must be exercised by the optionee before the earlier of the expiration of such option or three (3) months after termination of the optionee's employment, except upon termination by reason of death or total permanent disability. Each stock option agreement will set forth the extent to which the award recipient will have the right to exercise the option following the termination of the recipient's service with us, and the right to exercise the option of any executors or administrators of the award recipient's estate or any person who has acquired such options directly from the award recipient by bequest or inheritance.

Options granted to non-employee directors generally must be exercised before the earlier of the expiration of the option or 12 months after termination of service as a director, and are subject to acceleration of vesting in the event of a change in control.

Automatic Option Grants to Directors

Each non-employee director who first joins our Board of Directors on or after the effective date of the Plan receives a nonstatutory option to purchase 30,000 shares of our Common Stock on the date of election to the board. The shares subject to the option become exercisable in thirty-six (36) equal monthly installments on each of the first thirty-six (36) months after the date of grant. In addition, on the first business day following the third anniversary of the non-employee director's election to the Board of Directors, each non-employee director who will continue to serve on the Board of Directors thereafter receives an option to purchase 30,000 shares of Common Stock. The shares subject to this option become exercisable in thirty-six (36) equal monthly installments on each of the first thirty-six (36) months after the date of grant. Options granted to non-employee directors will become fully vested if a change in control occurs with respect to our Company during the director's service.

Restricted Shares

The terms of any awards of restricted shares under the Plan will be set forth in a restricted stock agreement to be entered into between the Company and the recipient. The Executive Compensation Committee will determine the terms and conditions of such restricted stock agreements, which need not be identical. A restricted stock award may be subject to vesting requirements or transfer restrictions or both. Award recipients who are granted restricted stock generally have all of the rights of a stockholder with respect to such shares. Restricted stock may be issued for consideration determined by the Executive Compensation Committee, including cash, cash equivalents, full-recourse promissory notes, past services and future services.

Restricted Stock Units

The terms of any awards of stock units under the Plan will be set forth in a restricted stock unit agreement to be entered into between the Company and the recipient. The Executive Compensation Committee will determine the terms and conditions of such restricted stock unit agreements, which need not be identical.  Dividend equivalents may be credited in respect of shares of our Common Stock covered by a restricted stock unit award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by our Executive Compensation Committee, as applicable. Except as otherwise provided in the applicable restricted stock unit award agreement, restricted stock units that have not vested will be forfeited upon the participant's termination of continuous service for any reason.

Stock Appreciation Rights

The terms of any awards of stock appreciation rights under the Plan will be set forth in an agreement to be entered into between the Company and the recipient. The Executive Compensation Committee will determine the terms, conditions and restrictions of any such agreements, which need not be identical. A stock appreciation right generally entitles the award recipient to receive a payment upon exercise equal to the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the value of a share of Common Stock on the date of grant. The amount payable upon the exercise of a stock appreciation right may be settled in cash, shares of Common Stock, or a combination of shares of Common Stock and cash, as the Executive Compensation Committee will determine.

Qualifying Performance Criteria

The Plan sets forth performance criteria used in the case of an award intended to qualify as "performance-based compensation" under Section 162(m) of the Code. To qualify as a "performance-based compensation," the number of shares or other benefits granted, issued, retainable or vested under an award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either us as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group or index, in each case as specified by the Executive Compensation Committee in the award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, or (p) market segment shares, (q) costs, (r) expenses, (s) regulatory body approval for commercialization of a product, or (t) implementation or completion of critical projects. The Executive Compensation Committee may appropriately adjust any evaluation of performance under a qualifying performance criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in managements' discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year. If applicable, the Executive Compensation Committee shall determine the qualifying performance criteria not later than the 90th day of the performance period, and in no event after twenty-five (25) percent of the period of service with respect to which the performance goals relate has elapsed, and shall determine and certify in writing, for each award recipient, the extent to which the qualifying performance criteria have been met. The Executive Compensation Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of a pre-established performance goal to an award recipient who is a "covered employee" within the meaning of Section 162(m).

Amendment and Termination

    No awards may be granted under the Plan after March 17, 2020. The Board of Directors may amend or terminate the Plan at any time, but an amendment will not become effective without the approval of our stockholders to the extent required by applicable laws, regulations or rules. No amendment of the Plan will materially impair an award recipient's rights under outstanding awards without the award recipient's consent.

Effect of Certain Corporate Events

    In the event that there is a specified type of change in our capital structure, such as a stock split or stock dividend, the class and number of shares reserved under the Plan (including share limits) and the class and number of shares and exercise price or strike price, if applicable, of all outstanding stock awards will be appropriately adjusted.

    In the event of certain corporate transactions, all outstanding stock awards under the 2000 Plan may be assumed, continued or substituted for by any surviving entity.  If the surviving entity elects not to assume, continue or substitute for such awards, the vesting or exercisability of such awards may be accelerated in full and then terminated, if and to the extent not exercised at or prior to the effective time of the corporate transaction, or we may terminate the stock awards upon payment of their intrinsic value in cash or cash equivalents. Additionally, the vesting of each option held by a non-employee director will be accelerated in full.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient's tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of a nonstatutory stock option where the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is employed by us or one of our affiliates, that income will be subject to withholding tax. The optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee's capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.

Incentive Stock Options

The Plan provides for the grant of stock options that qualify as "incentive stock options," as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option. If the optionee holds a share received on exercise of an incentive stock option for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the required holding period, which is referred to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the optionee's alternative minimum taxable income for the year in which the option is exercised. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Stock Appreciation Rights

Generally, there is no taxation upon the grant of a stock appreciation right where the stock appreciation right is granted with an exercise price not less than the fair market value of the underlying stock on the grant date. On exercise, the recipient of a stock appreciation right will recognize ordinary income equal to the amount of cash or the value of the shares of Common Stock we distribute to the recipient.  If the recipient is employed by us or one of our affiliates, that income will be subject to withholding tax. The recipient's tax basis in the shares received, if any, will be equal to their fair market value on the date of exercise of the stock appreciation right, and the recipient's capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of any tax reporting obligations, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of any tax reporting obligations, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Units

Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our Common Stock received over any amount paid by the recipient in exchange for the shares of our Common Stock.

The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock units, will be the amount, if any, paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of any tax reporting obligations, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Section 162 Limitations

Compensation of persons who are "covered employees" is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as "performance-based compensation" are exempt from Section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation. The Plan is intended to enable our Executive Compensation Committee, as applicable, to grant awards that will be exempt from the deduction limits of Section 162(m).

Plan Benefits

The Executive Compensation Committee has not made any determination with respect to future awards under the Plan, and any allocation of such awards will be made only in accordance with the provisions of the Plan, including the additional shares of stock that the stockholders are being asked to approve. Because awards under the Plan are subject to the discretion of the Executive Compensation Committee, awards under the Plan for the current or any future year are not determinable. Future option exercise prices under the Plan are not determinable because they will be based upon the fair market value of our Common Stock on the date of grant. No stock units, shares of restricted stock or stock appreciation rights have been awarded under the Plan.

Our named executive officers did not receive option grants under the Plan in 2009.  Our non-employee directors received option grants under the Plan as set forth in this Proxy Statement in the section entitled "2009 Director Compensation". The following table sets forth information with respect to stock options granted under the Plan in 2009 to the following:

Name and Position	Number of Option (#) (1)

All current executive officers as a group (4 persons)	-
All current non-employee directors as a group (4 persons)	120,000
All employees and consultants, including current officers who	-
are not executive officers, as a group

(1)  All options were granted at an exercise price per share equal to the fair market value on the date of grant.

Required Vote

Approval of the 2000 Stock Incentive Plan, as amended and restated, requires the affirmative vote of a majority of the shares present and voting at the Annual Meeting. Unless marked to the contrary, proxies received will be voted "FOR" approval of the 2000 Stock Incentive Plan, as amended and restated.

Your Board of Directors recommends a vote FOR approval of the 2000 Stock Incentive Plan, amended and restated.

PROPOSAL 4

PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 250,000,000 TO 80,000,000 SHARES

        The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 250,000,000 to 80,000,000 shares. The Board of Directors recommends that the Company's stockholders approve this amendment.

        As of March 26, 2010 the Company had 42,518,162 shares of Common Stock outstanding. An additional 8,845,524 shares were reserved for future issuance under the Company's stockholder approved equity compensation plans, of which 4,763,283 shares were reserved for issuance upon exercise of outstanding options to purchase shares of Common Stock and 4,082,241 shares were reserved and available for future grant or purchase.  In addition, as of March 26, 2010, 820,239 shares are reserved for issuance under the employee stock purchase plan or ESPP.

    The Board of Directors believes that it is advisable and in the best interests of the Company and our stockholders to decrease the number of authorized shares of Common Stock. The Board of Directors believes there are a sufficient number of shares of Common Stock authorized to issue in the future under the 2000 Plan and ESPP, including under the evergreen provisions of each, and a reduction in the number of authorized shares of Common Stock will allow the Company to reduce the fees it pays annually to the State of Delaware.

    The Board of Directors believes that following the reduction in authorized Common Stock, the Company will still have sufficient authorized Common Stock remaining available to enable us to respond to potential business opportunities and to pursue important objectives that may present themselves from time to time. The Board of Directors also believes that reducing the number of available Common shares will still provide us with the flexibility to issue Common Stock for proper corporate purposes that may be identified by the Board of Directors from time to time, such as strategic business relationships, financings or acquisitions, as well as to continue to attract and retain talented directors, officers, employees and consultants through the grant of stock options and other stock-based incentives.

    The authorized shares of Common Stock in excess of those issued, or reserved for issuance, continue to be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable without further action by our stockholders, except as may be required by applicable laws or the rules of any stock exchange or stock market on which the securities may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock do not have preemptive rights.

    The text of Paragraph A of Article IV of the Company's Amended and Restated Certificate of Incorporation, as it is proposed to be amended pursuant to this proposal, is as follows:

        A.    Classes of Stock.    The total number of shares of all classes of capital stock which the corporation shall have authority to issue is eighty-five million (85,000,000), of which eighty million (80,000,000) shares of the par value of one tenth of one cent ($0.001) each shall be Common Stock (the "Common Stock") and five million (5,000,000) shares of the par value of one tenth of one cent ($0.001) each shall be Preferred Stock (the "Preferred Stock"). The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such Preferred Stock holders is required pursuant to the provisions established by the Board of Directors of this corporation (the "Board of Directors") in the resolution or resolutions providing for the issue of such Preferred Stock, and if such holders of such Preferred Stock are so entitled to vote thereon, then, except as may otherwise be set forth in this Restated Certificate of Incorporation, the only stockholder approval required shall be the affirmative vote of a majority of the combined voting power of the Common Stock and the Preferred Stock so entitled to vote.

    The affirmative vote of the holders of a majority of the shares of the Company's Common Stock outstanding as of the Record Date is required to approve this proposal. If approved by the stockholders, the proposed amendment to the Company's Amended and Restated Certificate of Incorporation will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware, which will occur as soon as reasonably practicable.

    The Board of Directors recommends a vote "FOR" the amendment to the Company's Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of Common Stock.

STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

Proposals of stockholders of the Company that are intended to be presented at the Company's 2011 Annual Meeting must be received by the Secretary of the Company no later than December 17, 2010 in order that they may be included in the Company's proxy statement and form of proxy relating to that meeting.

A stockholder proposal not included in the Company's proxy statement for the 2011 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company's Bylaws.  To be timely, the Bylaws provide that the Company must have received the stockholder's notice not less than 60 days nor more than 90 days prior to the scheduled date of the meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 75 days prior to the meeting date, the Company must receive the stockholder's notice by the earlier of (i) the close of business on the 15th day after the earlier of the day the Company mailed notice of the annual meeting date or provided public disclosure of the meeting date and (ii) two days prior to the scheduled date of the annual meeting

PAYMENT OF COSTS

The expense of printing, mailing proxy materials and solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by directors, officers and other employees of the Company by personal interview, telephone or facsimile.  No additional compensation will be paid to such persons for such solicitation.  The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company's directors, executive officers and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission.  Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports.  To the Company's knowledge, based solely on a review of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2009, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were met in a timely manner during fiscal year 2009.

OTHER MATTERS

The Company knows of no other business that will be presented at the Annual Meeting.  If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.

By order of the Board of Directors

/s/Peter C. Chang

Peter C. Chang
Secretary

April 19, 2010

The Company's 2009 Annual Report on Form 10-K has been mailed with this Proxy Statement.  The Company will provide copies of exhibits to the Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting stockholder.  Any such request should be addressed to the Company at 275 Gibraltar Drive, Sunnyvale, California 94089, Attention: Investor Relations Department.  The request must include a representation by the stockholder that as of March 26, 2010, the stockholder was entitled to vote at the Annual Meeting.

PROXY
ALLIANCE FIBER OPTIC PRODUCTS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby authorizes PETER C. CHANG or ANITA K. HO, as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Alliance Fiber Optic Products, Inc. (the "Company" to be held at the office of the Alliance Fiber Optic Products, Inc., 275 Gibraltar Drive, Sunnyvale, California, 94089 on May 14, 2010 at 2:00 p.m., or at any postponement or adjournment thereof, and instructs said Proxies to vote as follows:

Shares represented by this proxy will be voted as directed by the stockholder.  If no such directions are indicated, the Proxies will have the authority to vote FOR the election of directors, FOR Proposals 2, 3, and 4, and in accordance with the discretion of the Proxies on any other matters as may properly come before the Annual Meeting.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

DETACH HERE

☒ Please mark     The Board of Directors recommends a vote FOR the election of directors and FOR
   votes as in                       Proposals 2, 3, and 4.
  this example.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  If no direction is given, this proxy will be voted "FOR" the election of directors and "FOR" Proposals 2, 3, and 4.

1. To elect Mr. Peter C. Chang and Mr. Richard Black as Class I directors to serve until the 2013 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

           FOR                                                                 WITHHOLD
           ALL                                                                 AUTHORITY
           NOMINEES ☐                                         ☐  to vote for all
                                                                                     nominees

Instruction: To withhold authority to vote for either individual nominee, write that nominee¡¦s name below:
______________________________________

2. To ratify the appointment of            FOR     AGAINST  ABSTAIN
Stonefield Josephson, Inc.                     ☐   ☐    ☐
as the Company's independent
registered public accountants.

3. To approve adoption of the              FOR     AGAINST  ABSTAIN
Company's 2000 Stock Incentive           ☐   ☐    ☐
Plan, as amended and restated.

4. To approve an amendment to          FOR     AGAINST  ABSTAIN
the Company's Amended and                ☐   ☐    ☐
Restated Certificate of Incorporation
to decrease the number of shares of
Common Stock authorized for issuance from
250,000,000 shares to 80,000,000 shares.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                  MARK HERE
                  FOR ADDRESS
                  CHANGE AND     ☐
                  NOTE BELOW

Please sign where indicated below.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by an authorized officer.  If a partnership, please sign in full partnership name by an authorized person.

Signature: _______________________ Date: _________

______________________________________________
(Signature if held jointly)

ALLIANCE FIBER OPTIC PRODUCTS, INC.

2000 STOCK INCENTIVE PLAN

(Adopted by the Board of Directors on September 7, 2000,

  and amended and restated by the Board of Directors on March 18, 2010)

Table of Contents

Page

SECTION 1.	ESTABLISHMENT AND PURPOSE.	1

SECTION 2.	DEFINITIONS.	1

(a)	"Affiliate"	1

(b)	"Award"	1

(c)	"Board of Directors"	1

(d)	"Change in Control"	1

(e)	"Code"	2

(f)	"Committee"	2

(g)	"Company"	3

(h)	"Consultant"	3

(i)	"Employee"	3

(j)	"Exchange Act"	3

(k)	"Exercise Price"	3

(l)	"Fair Market Value"	3

(m)	"ISO"	3

(n)	"Nonstatutory Option" or "NSO"	3

(o)	"Offeree"	4

(p)	"Option"	4

(q)	"Optionee"	4

(r)	"Outside Director"	4

(s)	"Parent"	4

(t)	"Participant"	4

(u)	"Plan"	4

(v)	"Purchase Price"	4

(w)	"Restricted Share"	4

(x)	"Restricted Share Agreement"	4

(y)	"SAR"	4

(z)	"SAR Agreement"	4

(aa)	"Service"	4

(bb)	"Share"	5

(cc)	"Stock"	5

(dd)	"Stock Option Agreement"	5

(ee)	"Stock Unit"	5

i

(ff)	"Stock Unit Agreement"	5

(gg)	"Subsidiary"	5

(hh)	"Total and Permanent Disability"	5

SECTION 3.	ADMINISTRATION.	5

(a)	Committee Composition	5

(b)	Committee for Non-Officer Grants	5

(c)	Committee Procedures	6

(d)	Committee Responsibilities	6

SECTION 4.	ELIGIBILITY.	7

(a)	General Rule	7

(b)	Automatic Grants to Outside Directors	7

(c)	Ten-Percent Stockholders	8

(d)	Attribution Rules	8

(e)	Outstanding Stock	8

SECTION 5.	STOCK SUBJECT TO PLAN.	8

(a)	Basic Limitation	8

(b)	Section 162(m) Award Limitation	9

(c)	Additional Shares	9

SECTION 6.	RESTRICTED SHARES.	9

(a)	Restricted Stock Agreement	9

(b)	Payment for Awards	9

(c)	Vesting	9

(d)	Voting and Dividend Rights	9

(e)	Restrictions on Transfer of Shares	10

SECTION 7.	TERMS AND CONDITIONS OF OPTIONS.	10

(a)	Stock Option Agreement	10

(b)	Number of Shares	10

(c)	Exercise Price	10

(d)	Withholding Taxes	10

(e)	Exercisability and Term	10

(f)	Exercise of Options	11

(g)	Effect of Change in Control	11

(h)	No Rights as a Stockholder	11

(i)	Modification, Extension and Renewal of Options	11

(j)	Restrictions on Transfer of Shares	11

(k)	Buyout Provisions	11

SECTION 8.	PAYMENT FOR SHARES.	11

(a)	General Rule	12

(b)	Surrender of Stock	12

(c)	Services Rendered	12

(d)	Cashless Exercise	12

(e)	Exercise/Pledge	12

(f)	Promissory Note	12

(g)	Other Forms of Payment	12

(h)	Limitations under Applicable Law	12

SECTION 9.	STOCK APPRECIATION RIGHTS.	12

(a)	SAR Agreement	12

(b)	Number of Shares	13

(c)	Exercise Price	13

(d)	Exercisability and Term	13

(e)	Effect of Change in Control	13

(f)	Exercise of SARs	13

(g)	Modification or Assumption of SARs	13

(h)	Buyout Provisions	13

SECTION 10. STOCK UNITS.	14

(a)	Stock Unit Agreement	14

(b)	Payment for Awards	14

(c)	Vesting Conditions	14

(d)	Voting and Dividend Rights	14

(e)	Form and Time of Settlement of Stock Units	14

(f)	Death of Recipient	14

(g)	Creditors¡¦ Rights	15

SECTION 11. ADJUSTMENT OF SHARES.	15

(a)	Adjustments	15

(b)	Dissolution or Liquidation	15

(c)	Reorganizations	15

(d)	Reservation of Rights	16

SECTION 12. DEFERRAL OF AWARDS.	16

(a)	Committee Powers	16

(b)	General Rules	16

SECTION 13. AWARDS UNDER OTHER PLANS.	17

SECTION 14. PAYMENT OF DIRECTOR¡¦S FEES IN SECURITIES.	17

(a)	Effective Date	17

(b)	Elections to Receive NSOs, Restricted Shares or Stock Units	17

(c)	Number and Terms of NSOs, Restricted Shares or Stock Units	17

SECTION 15. LEGAL AND REGULATORY REQUIREMENTS.	17

SECTION 16. WITHHOLDING TAXES.	18

(a)	General	18

(b)	Share Withholding	18

SECTION 17. OTHER PROVISIONS APPLICABLE TO AWARDS.	18

(a)	Transferability	18

(b)	Substitution and Assumption of Awards	18

(c)	Qualifying Performance Criteria	18

SECTION 18. NO EMPLOYMENT RIGHTS.	19

SECTION 19. DURATION AND AMENDMENTS.	19

(a)	Term of the Plan	20

(b)	Right to Amend or Terminate the Plan	20

(c)	Effect of Termination	20

SECTION 20. EXECUTION.	21

ALLIANCE FIBER OPTIC PRODUCTS, INC.

2000 STOCK INCENTIVE PLAN

(As amended and restated on March 18, 2010)

SECTION 1.	ESTABLISHMENT AND PURPOSE.

The Plan was adopted by the Board of Directors effective September 7, 2000 (the "Effective Date").  The Plan was amended and restated on March 18, 2010, as applicable to Awards granted on or after such date. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

SECTION 2.	DEFINITIONS.

(a) "Affiliate". shall mean any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

(b) "Award". shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

(c) "Board of Directors". shall mean the Board of Directors of the Company, as constituted from time to time.

(d) "Change in Control". shall mean the occurrence of any of the following events:

(i)	A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A) Had been directors of the Company on the "look-back date" (as defined below) (the "original directors"); or

(B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the "continuing directors"); or

(ii)
Any "person" (as defined below) who by the acquisition or aggregation of securities, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company¡¦s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company; or

1

(iii)
The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

(iv)	The sale, transfer or other disposition of all or substantially all of the Company's assets.

For purposes of subsection (d)(i) above, the term "look-back" date shall mean the later of (1) the Effective Date or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.

For purposes of subsection (d)(ii)) above, the term "person" shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.

Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the United States Securities and Exchange Commission for the initial offering of Stock to the public.

(e) "Code". shall mean the Internal Revenue Code of 1986, as amended.

(f) "Committee". shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.

(g) "Company". shall mean Alliance Fiber Optic Products, Inc., a Delaware corporation.

2

(h) "Consultant". shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor (not including service as a member of the Board of Directors) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.

(i) "Employee". shall mean any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

(j) "Exchange Act". shall mean the Securities Exchange Act of 1934, as amended.

(k) "Exercise Price". shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

(l) "Fair Market Value". with respect to a Share, shall mean the market price of one Share, determined by the Committee as follows:

(i)
If the Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the Pink Quote system;

(ii)
If the Stock was traded on any established stock exchange (such as the New York Stock Exchange, The Nasdaq Global Market or The Nasdaq Global Select Market) or national market system on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable exchange or system; and

(iii)	If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(m) "ISO". shall mean an employee incentive stock option described in Section 422 of the Code.

(n) "Nonstatutory Option". or "NSO" shall mean an employee stock option that is not an ISO.

3

(o) "Offeree". shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(p) "Option". shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(q) "Optionee". shall mean an individual or estate who holds an Option or SAR.

(r) "Outside Director". shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary.

(s) "Parent". shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(t) "Participant". shall mean an individual or estate who holds an Award.

(u) "Plan". shall mean this 2000 Stock Incentive Plan of Alliance Fiber Optic Products, Inc., as amended from time to time.

(v) "Purchase Price". shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

(w) "Restricted Share". shall mean a Share awarded under the Plan.

(x) "Restricted Share Agreement". shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

(y) "SAR". shall mean a stock appreciation right granted under the Plan.

(z) "SAR Agreement". shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

(aa) "Service". shall mean service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Stock Option Agreement, SAR Agreement, Restricted Share Agreement or Stock Unit Agreement.  Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law.  However, for purposes of determining whether an Option is entitled to ISO status, an Employee's employment will be treated as terminating 90 days after such Employee went on leave, unless such Employee's right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work.  The Company determines which leaves of absence count toward Service, and when Service terminates for all purposes under the Plan.

4

(bb) "Share". shall mean one share of Stock, as adjusted in accordance with Section 11 (if applicable).

(cc) "Stock". shall mean the Common Stock of the Company.

(dd) "Stock Option Agreement". shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to such Option.

(ee) "Stock Unit". shall mean a bookkeeping entry representing the Company's obligation to deliver one Share (or distribute cash) on a future date in accordance with the provisions of a Stock Unit Agreement.

(ff) "Stock Unit Agreement". shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

(gg) "Subsidiary". shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(hh) "Total and Permanent Disability". shall mean any permanent and total disability as defined by section 22(e)(3) of the Code.

SECTION 3.	ADMINISTRATION.

(a) Committee Composition. The Plan shall be administered by the Board or a Committee appointed by the Board. The Committee shall consist of two or more directors of the Company. In addition, to the extent required by the Board, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

(b) Committee for Non-Officer Grants. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. To the extent permitted by applicable laws, the Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so award.

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(c) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing (including via email) by all Committee members, shall be valid acts of the Committee.

(d) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i)	To interpret the Plan and to apply its provisions;

(ii)	To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)	To adopt, amend or terminate sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;

(iv)	To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(v)	To determine when Awards are to be granted under the Plan;

(vi)	To select the Offerees and Optionees;

(vii)	To determine the number of Shares to be made subject to each Award;

(viii)
To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

(ix)	To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant's rights or obligations would be materially impaired;

(x)	To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(xi)	To determine the disposition of each Award or other right under the Plan in the event of a Participant's divorce or dissolution of marriage;

(xii)	To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

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(xiii)	To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;

(xiv)	To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

(xv)	To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4.	ELIGIBILITY.

(a) General Rule. Only common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options or SARs.

(b) Automatic Grants to Outside Directors.

(i)
Each Outside Director who first joins the Board of Directors on or after the Effective Date, and who was not previously an Employee, shall receive a Nonstatutory Option, subject to approval of the Plan by the Company's stockholders, to purchase 30,000 Shares (subject to adjustment under Section 11) on the date of his or her election to the Board of Directors. Each Option granted under this Section 4(b)(i) shall become exercisable in thirty-six (36) equal monthly installments on each of the first thirty-six (36) months after the date of grant. Notwithstanding the foregoing, each Option shall become exercisable in full in the event that a Change in Control occurs with respect to the Company.

(ii)
On the first business day following the third anniversary of  the Outside Director's election to the Board of Directors, each Outside Director who will continue serving as a member of the Board of Directors thereafter shall receive an Option to purchase 30,000 Shares (subject to adjustment under Section 11). Each Option granted under this Section 4(b)(ii) shall become exercisable in thirty-six (36) equal monthly installments on each of the first thirty-six (36) months after the date of grant. Notwithstanding the foregoing, each Option shall become exercisable in full in the event that a Change in Control occurs with respect to the Company.

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(iii)
The Exercise Price of all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall be equal to 100% of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Section 8(a), (b) or (d).

(iv)
All Nonstatutory Options granted to an Outside Director under this Section 4(b) shall terminate on the earlier of (A) the day before the tenth anniversary of the date of grant of such Options or (B) the date twelve months after the termination of such Outside Director's Service for any reason; provided, however, that any such Options that are not vested upon the termination of the Outside Director's Service as a member of the Board of Directors for any reason shall terminate immediately and may not be exercised.

(c) Ten-Percent Stockholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

(d) Attribution Rules. For purposes of Section 4(c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

(e) Outstanding Stock. For purposes of Section 4(c) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.	STOCK SUBJECT TO PLAN.

(a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 1,500,000 Shares, plus an annual increase on January 1 of each year commencing in 2001, in an amount equal to the lesser of (i) 1,700,000 Shares, (ii) 5% of the fully diluted outstanding shares of Common Stock of the Corporation on such date or (iii) a lesser amount determined by the Board. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 11. The number of Shares that are subject to Options or other Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b) Section 162(m) Award Limitation. Notwithstanding any contrary provisions of the Plan, and subject to the provisions of Section 11, no Participant may receive Options, SARs, Restricted Shares or Stock Units under the Plan in any calendar year that relate to an aggregate of more than 1,000,000 Shares, and no more than two times this amount in the first year of employment, and the maximum aggregate amount of cash that may be paid to any Participant during any calendar year with respect to Awards payable in cash shall be $1,000,000.

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(c) Additional Shares. If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any reason before being exercised or settled, or an Award is settled in cash without the delivery of Shares to the holder, then any Shares subject to the Award shall again become available for Awards under the Plan.  Only the number of Shares (if any) actually issued in settlement of Awards shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan.  Any Shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again become available for Awards under the Plan.  Notwithstanding the foregoing and, subject to adjustment as provided in Section 11, the maximum number of Shares that may be issued upon the exercise of ISOs will equal the aggregate Share number stated in Section 5(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant this Section 5(c).

SECTION 6.	RESTRICTED SHARES.

(a) Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

(b) Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services.

(c) Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

(d) Voting and Dividend Rights.The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

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(e) Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7.	TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11.

(c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in 4(c), and the Exercise Price of an NSO shall not be less 100% of the Fair Market Value of a Share on the date of grant.  Notwithstanding the foregoing, Options may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.  Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

(d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for ISOs granted to Employees described in Section 4(c)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

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(f) Exercise of Options. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee's estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

(g) Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

(h) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 11.

(i) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of the same or a different number of Shares. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option.

(j) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

(k) Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 8.	PAYMENT FOR SHARES.

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(a) General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.

(b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c) Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the Award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

(d) Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(e) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

(f) Promissory Note. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note.

(g) Other Forms of Payment. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

(h) Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Agreement or Restricted Stock Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9.	STOCK APPRECIATION RIGHTS.

(a) SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical.

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(b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.

(c) Exercise Price. Each SAR Agreement shall specify the Exercise Price.  The Exercise Price of a SAR shall not be less than 100% of the Fair Market Value of a Share on the date of grant.  Notwithstanding the foregoing, SARs may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.  Subject to the foregoing in this Section 9(c), the Exercise Price under any SAR shall be determined by the Committee in its sole discretion.

(d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e) Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

(f) Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

(g) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.

(h) Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (b) authorize an Optionee to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

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SECTION 10.	STOCK UNITS.

(a) Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical.

(b) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

(d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

(e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. A Stock Unit Agreement may provide that vested Stock Units may be settled in a lump sum or in installments. A Stock Unit Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

(f) Death of Recipient. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

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(g) Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11.	ADJUSTMENT OF SHARES.

(a) Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate and equitable adjustments in:

(i)	The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;

(ii)	The limitations set forth in Sections 5(a) and (b);

(iii)	The number of NSOs to be granted to Outside Directors under Section 4(b);

(iv)	The number of Shares covered by each outstanding Option and SAR;

(v)	The Exercise Price under each outstanding Option and SAR; and

(vi)	The number of Stock Units included in any prior Award which has not yet been settled.

(b) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

(c) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Subject to compliance with Section 409A of the Code, such agreement shall provide for:

(i)	The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii)	The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

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(iii)	The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv)	Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

(v)	Settlement of the intrinsic value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

(d) Reservation of Rights. Except as provided in this Section 11, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class.  Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.  In the event of any change affecting the Shares or the Exercise Price of Shares subject to an Award, including a merger or other reorganization, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the occurrence of such event.

SECTION 12.	DEFERRAL OF AWARDS.

(a) Committee Powers. Subject to compliance with Section 409A of the Code, the Committee (in its sole discretion) may permit or require a Participant to:

(i)
Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books;

(ii)	Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

(iii)
Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

(b) General Rules. A deferred compensation account established under this Section 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 12.

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SECTION 13.	AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 14.	PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

(a) Effective Date. No provision of this Section 14 shall be effective unless and until the Board has determined to implement such provision.

(b) Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 14 shall be filed with the Company on the prescribed form.

(c) Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

SECTION 15.	LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has not obtained from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

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SECTION 16.	WITHHOLDING TAXES.

(a)  General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b) Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the minimum legally required tax withholding.

SECTION 17.	OTHER PROVISIONS APPLICABLE TO AWARDS.

(a) Transferability. Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer or encumbrance in violation of this Section 17(a) shall be void and unenforceable against the Company.

(b) Substitution and Assumption of Awards. The Committee may make Awards under the Plan by assumption, substitution or replacement of stock options, stock appreciation rights, stock units or similar awards granted by another entity (including a Parent or Subsidiary), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate).  Notwithstanding any provision of the Plan (other than the maximum number of Shares that may be issued under the Plan), the terms of such assumed, substituted or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

(c) Qualifying Performance Criteria. The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals.  The Committee may utilize any performance criteria selected by it in its sole discretion to establish performance goals; provided, however, that where any Award is intended to qualify for exemption from the deduction limitation of Section 162(m) of the Code as "qualified performance-based compensation," the following conditions shall apply:

(i) The amount potentially available under an Award shall be subject to the attainment of pre-established, objective performance goals relating to a specified period of service based on one or more of the following performance criteria: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment shares, (q) costs, (r) expenses, (s) regulatory body approval for commercialization of a product, or (t) implementation or completion of critical projects ("Qualifying Performance Criteria"), any of which may be measured either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group or index, in each case as specified by the Committee in the Award;

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(ii) The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in managements' discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year, in each case within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code;

(iii)  The Committee shall establish the applicable performance goals in writing and an objective method for determining the Award earned by a Participant if the goals are attained, while the outcome is substantially uncertain and not later than the 90th day of the performance period (but in no event after 25% of the period of service with respect to which the performance goals relate has elapsed), and shall determine and certify in writing, for each Participant, the extent to which the performance goals have been met prior to payment or vesting of the Award; and

(iv) The Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of the pre-established performance goals to a Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

SECTION 18.	NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee or Consultant. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason, with or without notice.

SECTION 19.	DURATION AND AMENDMENTS.

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(a) Term of the Plan. The Plan, as set forth herein, shall terminate automatically on March 17, 2020 and may be terminated on any earlier date pursuant to Subsection (b) below.

(b) Right to Amend or Terminate the Plan. The Board of Directors may amend or terminate the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

(c) Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

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SECTION 20.	EXECUTION.

To record the adoption of the Plan, as amended and restated, by the Board of Directors, the Company has caused its authorized officer to execute the same.

ALLIANCE FIBER OPTIC PRODUCTS, INC.

By /s/ Peter C. Chang

Name Peter C. Chang

Title CEO

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